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                                                                    EXHIBIT 10.1

                              THIRD AMENDMENT OF
                           STOCK PURCHASE AGREEMENT


     THIS AMENDMENT is made as of January 31, 2001 by and among Medi-Ject Corporation. a Minnesota corporation, ("Medi-Ject"); Permatec Holding AG, a company organized under the laws of Switzerland ("Permatec"); Permatec Pharma AG, a company organized under the laws of Switzerland ("Pharma"); Permatec Technologie AG, a company organized under the laws of Switzerland ("Technologie"): and Permatec NV, a company organized under the laws of the Netherlands Antilles ("NV") (Pharma, Technologie and NV sometimes being referred to herein collectively as the "Subsidiaries" and individually as "Subsidiary").

                                  WITNESSETH:

     WHEREAS, Medi-Ject, Permatec and the Subsidiaries have entered into that certain Stock Purchase Agreement dated July 14, 2000 (as amended, the "Stock Purchase Agreement");

     WHEREAS, Medi-Ject, Permatec and the Subsidiaries desire to amend the Stock Purchase Agreement as provided herein; and

     NOW, THEREFORE, in consideration of the premises and their mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     1.   Amendment of Permatec Disclosure Schedule. Notwithstanding anything to
          -----------------------------------------
the contrary contained in the Stock Purchase Agreement, for purposes of determining the accuracy and completeness of the representations and warranties of Permatec and the Subsidiaries contained in the Stock Purchase Agreement as of the Closing Date, the term "Permatec Disclosure Schedule" shall mean the Permatec Disclosure Schedule contained in the Stock Purchase Agreement, as modified by the Supplement to Permatec Disclosure Schedule dated January 31, 2001 and attached hereto as Exhibit A.

     1.   Amendment of Medi-Ject Disclosure Schedule. Notwithstanding anything
          ------------------------------------------
to the contrary contained in the Stock Purchase Agreement, for purposes of determining the accuracy and completeness of the representations and warranties of Medi-Ject contained in the Stock Purchase Agreement as of the Closing Date, the term "Medi-Ject Disclosure Schedule" shall mean the Medi-Ject Disclosure Schedule contained in the Stock Purchase Agreement, as modified by the Supplement to Medi-Ject Disclosure Schedule dated January 31, 2001 and attached hereto as Exhibit B.

     2.   Continuing Effect. The Stock Purchase Agreement, except as amended
          -----------------
hereby, shall be and remain in full force and effect.

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     IN WITNESS WHEREOF, this Amendment has been executed as of the day and year first above written.

                                    MEDI-JECT CORPORATION

                                    By: /s/ Franklin Pass
                                        -----------------
                                            Name:  Franklin Pass
                                            Title: Chairman and Chief Executive
                                                   Officer

                                    PERMATEC HOLDING AG

                                    By: /s/ Jacques Gonella
                                        -------------------
                                            Name:  Dr. Jacques Gonella
                                            Title: Chairman of the Group

                                    PERMATEC PHARMA AG

                                    By: /s/ Jacques Gonella
                                        -------------------
                                            Name:  Dr. Jacques Gonella
                                            Title: Chairman of the Group

                                    PERMATEC TECHNOLOGIE AG

                                    By: /s/ Jacques Gonella
                                        -------------------
                                            Name:  Dr. Jacques Gonella
                                            Title: Chairman of the Group

                                    PERMATEC NV

                                    By: /s/ Jacques Gonella
                                        -------------------
                                            Name:  Dr. Jacques Gonella
                                            Title: Chairman of the Group

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